                                                                   Exhibit 10.32
                                                                   -------------

                                AMENDMENT NO. 2
                                ---------------
                                      TO
                                      --
                            KIRIN-AMGEN, INC./AMGEN
                            -----------------------
                       G-CSF EUROPEAN LICENSE AGREEMENT
                       --------------------------------


         THIS AMENDMENT NO. 2 ("Amendment No. 2") TO THAT CERTAIN KIRIN-AMGEN, INC./AMGEN G-CSF EUROPEAN LICENSE AGREEMENT ("License Agreement"), is made and entered into this 15th day of March, 1988, by and between AMGEN INC., a Delaware corporation ("Amgen"), and KIRIN-AMGEN, INC., a California corporation ("Corporation").

                                R E C I T A L S
                                - - - - - - - -

         A. Amgen and Corporation have previously executed that certain License Agreement regarding G-CSF and Amendment No. 1

         B. The parties desire to incorporate certain changes into the License Agreement pursuant to this Amendment No . 2.

         NOW, THEREFORE, it is agreed as follows:

1. Article II, Section 2.03(c) at page 5 of the License Agreement is hereby amended as follows:


         "1) $500,000 (U.S.) - Demonstration of the utility of G-CSF as an adjunct to chemotherapy.

         2) $500,000 (U.S.) - Finalization of Phase III protocol and completion of investigators meeting.

         3) $500,000 (U.S.) - Due on 30 days after the filing of Registration in any country in the Territory, provided such filing has not been rejected within the intervening period. If the filing is rejected within the intervening period, the amount will become due upon filing the corrected Registration."

2. Except to the extent as provided herein, the provisions of the License Agreement, as amended, are hereby ratified and confirmed in all respects.

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      In WITNESS WHEREOF, the undersigned have caused this Amendment No. 2 to be executed as of the first day written above.

                                    AMGEN INC.,
                                    a Delaware corporation



                                    By /s/ George B. Rathmann
                                       -----------------------------------------
                                      George B. Rathmann, President
                                                            "Amgen"


                                    KIRIN  -AMGEN, INC.,
                                    a California corporation



                                    By /s/ Y.   Yamamoto
                                       -----------------------------------------
                                       Yashushi Yamamoto, Chairman
                                                           "Corporation"

                                      -2-
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                             [LETTERHEAD OF KIRIN]

                                                       April 1, 1988



Mr. Robert D. Weist
Senior Vice President
Amgen, Inc.
1900 Oak Terrace Lane
Thousand Oaks, CA 91320
U.S.A.



Dear Bob:

As per your request, we will send you by faxcimile a copy of letter agreement for G-CSF registration milestone amendment with Dr. Yamamoto's signature.

We will send you the original letter by separate mail.

Formal documentation should be executed at the coming Board of Directors Meeting on April 15, 1988.

                                 Sincerely yours,



                                  /s/ Toshikazu Doi
                                  -----------------
                                  Toshikazu Doi
                                  Pharmaceuticals Dept.


cc:  Mr. G. Binder
     Mr. L. Sears
     Mr. K. Aramaki

Amgen and Kirin agree that Section 2.03(c) of the G-CSF European
License Agreement between Kirin-Amgen and Amgen should be amended so that the milestone be payable as follows:

  1)$500,000 (U.S.) - Demonstration of the utility of G-CSF as an adjunct to chemotherapy.

  2)$500,000 (U.S.) - Finalization of Phase III protocol and completion of investigators meeting.

  3)$500,000 (U.S.) - Due on 30 days after the filing of Registration in any country in the Territory, provided such filing has not been rejected within the intervening period. If the filing is rejected within the intervening period, the amount will become due upon filing the corrected Registration.



                                   /s/ George B. Rathmann
                                   -------------------------------------
                                   George B. Rathmann, Amgen Inc.


                                   /s/ Y. Yamamoto
                                   -------------------------------------
                                   Kirin Brewery Company, Ltd.